TBS INTERNATIONAL PLC & SUBSIDIARIES                 EXHIBIT 10.4

AS AMENDED

Date    7 May 2010

ARGYLE MARITIME CORP.
CATON MARITIME CORP.
DORCHESTER MARITIME CORP.
LONGWOODS MARITIME CORP.
McHENRY MARITIME CORP.
SUNSWYCK MARITIME CORP.
as Joint and Several Obligors

– and –

THE ROYAL BANK OF SCOTLAND PLC
as Issuer

AMENDING AND RESTATING AGREEMENT

relating to
a guarantee facility of up to US$84,000,000

INDEX

Clause		Page
1	INTERPRETATION	1
2	AGREEMENT OF ALL PARTIES TO THE AMENDMENT OF THE FACILITY AGREEMENT AND EXISITING FINANCE DOCUMENTS	2
3	CONDITIONS PRECEDENT	2
4	REPRESENTATIONS AND WARRANTIES	2
5	AMENDMENT OF FACILITY AGREEMENT AND EXISTING FINANCE DOCUMENTS	3
6	FURTHER ASSURANCES	3
7	NOTICES	4
8	SUPPLEMENTAL	4
9	LAW AND JURISDICTION	4
EXECUTION PAGES		5
APPENDIX 1	FORM OF AMENDMENT AND RESTATED FACILITY AGREEMENT MARKED TO INDICATE AMENDMENTS TO THE LOAN AGREEMENT	7
APPEDIX 2	FORM OF CORPORATE GUARANTEE SUPPLEMENTS	8

THIS AGREEMENT is made on        7 May    2010

BETWEEN

(1)
ARGYLE MARITIME CORP., CATON MARITIME CORP., DORCHESTER MARITIME CORP., LONGWOODS MARITIME CORP., McHENRY MARITIME CORP. and SUNSWYCK MARITIME CORP., each a corporation organised and existing under the laws of the Marshall Islands and having its registered office at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960 as joint and several obligors (the “Obligors”); and

(2)
THE ROYAL BANK OF SCOTLAND PLC, a company incorporated in Scotland having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB, Scotland acting through the Shipping Business Centre at 5-10 Great Tower Street, London EC3P 3HX, England as issuer (the “Issuer”).

BACKGROUND

(A)
By a facility agreement dated 29 March 2007 as amended by a supplemental agreement dated 27 March 2009, a side letter dated 31 December 2009 and a supplemental agreement dated 7 January 2010 (the “Facility Agreement”) each made between (inter alia) (i) the Obligors as joint and several obligors, (ii) the Issuer, it was agreed that the Issuer would make available to the Obligors a facility in an amount of up to Eighty four million United States Dollars (US$84,000,000).

(B)	Subject to the terms and conditions of this Agreement the Issuer has agreed with the Obligors:

(i)	to amend certain covenants in the Facility Agreement on the terms and conditions set out herein; and

(ii)	that the Obligors will pay additional fees.

IT IS AGREED as follows:

1	INTERPRETATION

1.1	Defined expressions. Words and expressions defined in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires.

1.2	Definitions. In this Agreement, unless the contrary intention appears:

“Additional Fee Letter”  means any letter or letters dated on or about the date of this Agreement between the Obligors and the Issuer in respect of any additional fees;

“Amended and Restated Facility Agreement”  means the Facility Agreement as amended and restated by this Agreement in the form set out in Appendix 1;

“Corporate Guarantee Supplements”  means letters supplemental to each of the Corporate Guarantee and the New Corporate Guarantee executed or to be executed by the Corporate Guarantor and the New Corporate Guarantor for respectively in favour of the Security Trustee substantially in the forms set out in Appendix 2;

“Effective Date”  means the date on which the Issuer notifies the Obligors that the conditions precedent in Clause 3 have been fulfilled;

“Existing Finance Documents”  means the Finance Documents which have been executed prior to the date hereof; and

“Facility Agreement”  means the facility agreement dated 29 March 2007 as amended and supplemented from time to time and as first referred to in Recital (A).

1.3	Application of construction and interpretation provisions of Facility Agreement. Clauses 1.2, 1.5 and 1.6 of the Facility Agreement apply, with any necessary modifications, to this Agreement.

2	AGREEMENT OF ALL PARTIES TO THE AMENDMENT OF THE FACILITY AGREEMENT AND EXISTING FINANCE DOCUMENTS

2.1
Agreement of the parties to this Agreement.  The parties to this Agreement agree, subject to and upon the terms and conditions of this Agreement to the amendment of the Facility Agreement and the Existing Finance Documents to be made pursuant to Clauses 5.1, 5.2 and 5.3.

2.2	Effective Date. The agreement of the parties to this Agreement contained in Clause 2.1 shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

3.1	General. The agreement of the parties to this Agreement contained in Clause 2.1 is subject to the fulfilment of the conditions precedent in Clause 3.2.

3.2
Conditions precedent.  The conditions referred to in Clause 2.1 are that the Issuer shall have received the following documents and evidence in all respects in form and substance satisfactory to it and its lawyers on or before 14 May 2010 or such later date as the Issuer may agree with the Obligors:

(a)
in relation to the Obligors, the New Corporate Guarantor and the Corporate Guarantor, documents of the kind specified in paragraphs 2, 3, 4 and 5 of Part A of Schedule 2 of the Facility Agreement with appropriate modifications to refer to this Agreement, the Additional Fee Letter and the Corporate Guarantee Supplements insofar as each is a party thereto;

(b)	a duly executed original of this Agreement duly executed by the parties to it;

(c)	a duly executed original of the Additional Fee Letter;

(d)	a duly executed original of the Corporate Guarantee Supplements;

(e)	evidence that the Issuer has received the fee payable to it pursuant to the Additional Fee Letter;

(f)	documentary evidence that the agent for service of process named in Clause 25 of the Facility Agreement has accepted its appointment in respect of this Agreement; and

(g)
any further opinions, consents, agreements and documents in connection with this Agreement, the Additional Fee Letter and the Corporate Guarantee Supplements and the Finance Documents which the Agent may reasonably request by notice to the Obligors prior to the Effective Date.

4	REPRESENTATIONS AND WARRANTIES

4.1
Repetition of Facility Agreement representations and warranties.  The Obligors represent and warrant to the Issuer that the representations and warranties in clause 8 of the Facility Agreement, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement, remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

4.2
Repetition of representations and warranties under Existing Finance Documents.  The Obligors represent and warrant to the Issuer that the representations and warranties in the Existing Finance Documents to which they are a party, as amended and restated by this Agreement and updated with appropriate modifications to refer to this Agreement remain true and not misleading if repeated on the date of this Agreement with reference to the circumstances now existing.

5	AMENDMENT OF FACILITY AGREEMENT AND EXISTING FINANCE DOCUMENTS

5.1	Amendments to Facility Agreement

(a)
With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to be, amended and restated in the form of the Amended and Restated Facility Agreement.

(b)	As so amended and restated pursuant to (a) above, the Facility Agreement shall continue to be binding on each of the parties to it in accordance with its terms.

5.2	Amendments to Existing Finance Documents. With effect on and from the Effective Date each of the Existing Finance Documents shall be, and shall be deemed by this Agreement to be, amended as follows:

(a)
the definition of, and references throughout each of the Existing Finance Documents to, the Facility Agreement and any of the Existing Finance Documents shall be construed as if the same referred to the Facility Agreement and those Existing Finance Documents as amended and restated or supplemented by this Agreement;

(b)
by construing references throughout each of the Existing Finance Documents to “the Finance Documents” and other like expressions as if the same included the Additional Fee Letter and the Corporate Guarantee Supplements; and

(c)
by construing references throughout each of the Existing Finance Documents to “this Agreement”, “this Deed”, “hereunder” and other like expressions as if the same referred to such Existing Finance Documents as amended and supplemented by this Agreement.

5.3	The Existing Finance Documents to remain in full force and effect. The Existing Finance Documents shall remain in full force and effect, as amended by:

(a)	the amendments contained or referred to in Clause 5.1 and 5.2; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCES

6.1	Obligors’ obligations to execute further documents etc. The Obligors shall:

(a)
execute and deliver to the Issuer (or as it may direct) any assignment, mortgage, power of attorney, proxy or other document, governed by the law of England or such other country as the Issuer may, in any particular case, specify;

(b)	effect any registration or notarisation, give any notice or take any other step;

which the Issuer may, by notice to the Obligors, reasonably specify for any of the purposes described in Clause 6.2 or for any similar or related purpose.

6.2	Purposes of further assurances. Those purposes are:

(a)
validly and effectively to create any Security Interest or right of any kind which the Issuer intended should be created by or pursuant to the Facility Agreement or any other Finance Document, each as amended and restated or supplemented by this Agreement; and

(b)	implementing the terms and provisions of this Agreement.

6.3
Terms of further assurances.  The Issuer may specify the terms of any document to be executed by the Obligors under Clause 6.1, and those terms may include any covenants, powers and provisions which the Issuer considers appropriate to protect its interests.

7	NOTICES

7.1
General.  The provisions of clause 22 (Notices) of the Facility Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

8	SUPPLEMENTAL

8.1	Counterparts. This Agreement may be executed in any number of counterparts.

8.2
Third party rights.  No person who is not a party to this Agreement has any right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

9	LAW AND JURISDICTION

9.1	Governing law. This Agreement and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

9.2
Incorporation of the Facility Agreement provisions.  The provisions of clause 25 (Law and jurisdiction) of the Facility Agreement, as amended and restated by this Agreement, shall apply to this Agreement as if they were expressly incorporated in this Agreement with any necessary modifications.

THIS AGREEMENT has been duly executed as a deed on the date stated at the beginning of this Agreement.

EXECUTION PAGES

OBLIGORS

EXECUTED and DELIVERED as a DEED	)
by	)
ARGYLE MARITIME CORP.	)
acting by Ellen Sofie Lokholm	)	/s/ Ellen Sofie Lokholm
)
its duly authorid attorney-in-fact	)
in the presence of: /s/ Keith Krut	)

EXECUTED and DELIVERED as a DEED	)
by	)
CATON MARITIME CORP.	)
acting by Ellen Sofie Lokholm	)	/s/ Ellen Sofie Lokholm
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Keith Krut	)

EXECUTED and DELIVERED as a DEED	)
by	)
DORCHESTER MARITIME CORP.	)
acting by Ellen Sofie Lokholm	)	/s/ Ellen Sofie Lokholm
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Keith Krut	)

EXECUTED and DELIVERED as a DEED	)
by	)
LONGWOODS MARITIME CORP.	)
acting by Ellen Sofie Lokholm	)	/s/ Ellen Sofie Lokholm
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Keith Krut	)

EXECUTED and DELIVERED as a DEED	)
by	)
McHENRY MARITIME CORP.	)
acting by Ellen Sofie Lokholm	)	/s/ Ellen Sofie Lokholm
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Keith Krut	)

EXECUTED and DELIVERED as a DEED	)
by	)
SUNSWYCK MARITIME CORP.	)
acting by Ellen Sofie Lokholm	)	/s/ Ellen Sofie Lokholm
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Keith Krut	)

ISSUER

EXECUTED and DELIVERED as a DEED	)
by	)
THE ROYAL BANK OF SCOTLAND PLC	)
PLC	)
acting by Andreas Georgion	)	/s/ Andreas Georgion
)
its duly authorised attorney-in-fact	)
in the presence of: /s/ Philip A. Cheesman

APPENDIX 1

FORM OF AMENDED AND RESTATED FACILITY AGREEMENT MARKED TO INDICATE AMENDMENTS TO THE FACILITY AGREEMENT

Amendments are indicated as follows:

1	additions are indicated by underlined text; and

2	deletions are shown by the relevant text being struck out.

APPENDIX 2

FORM OF CORPORATE GUARANTEE SUPPLEMENTS